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ISOLAGEN, INC.

$75,000,000 Principal Amount

3.5% Convertible Subordinated Notes due 2024

Purchase Agreement

October 28, 2004

CIBC WORLD MARKETS CORP.
UBS SECURITIES LLC
ADAMS HARKNESS, INC.

3.5% Convertible Subordinated Notes due 2024

of ISOLAGEN, INC.

CIBC WORLD MARKETS CORP.
UBS SECURITIES LLC
ADAMS HARKNESS, INC.

October 28, 2004

CIBC World Markets Corp.
417 Fifth Avenue, 2nd Floor
New York, New York 10016

UBS Securities LLC
299 Park Avenue
New York, New York 10171

Adams Harkness, Inc.
99 High Street
Boston, Massachusetts 02110

Dear Sirs and Mesdames:

        Isolagen, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to CIBC World Markets Corp. ("CIBC"), UBS Securities LLC ("UBS") and Adams Harkness, Inc. ("AH" and collectively with CIBC and UBS, the "Initial Purchasers") an aggregate of $75,000,000 in principal amount of its 3.5% Convertible Subordinated Notes due November 1, 2024 (the "Firm Notes"), subject to the terms and conditions set forth herein. The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $15,000,000 aggregate principal amount of its 3.5% Convertible Subordinated Notes due November 1, 2024 (the "Additional Notes"), if requested by CIBC and UBS as provided in Section 2 hereof. The Firm Notes and the Additional Notes are herein collectively referred to as the "Notes." The Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as hereinafter defined), between the Company, and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Notes, as provided therein, will be convertible at the option of the holders thereof into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). The Notes and the Common Stock issuable upon conversion thereof, which the Initial Purchasers may elect to purchase pursuant to this Agreement, are herein collectively referred to as the "Securities." The Securities and the Indenture are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

        11.   Offering Memorandum. The Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary Offering Memorandum, dated October 25, 2004, with appendices thereto (the "Preliminary Offering Memorandum") and a final Offering Memorandum, dated October 28, 2004, with appendices thereto (the "Offering Memorandum"), relating to the Notes.

        Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

  "THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR

  OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR OTHER EXEMPTIONS THEREFROM.

  THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON THAT THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT PRIOR TO SUCH TRANSFER PROVIDES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTES (THE FORM OF THE LETTER CAN BE OBTAINED FROM THE TRUSTEE OF THE NOTES), (4) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO ISOLAGEN, INC.) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

  THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT."

        2.     Agreements to Sell and Purchase.

          (a)   On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amount of Firm Notes set forth opposite its name on Schedule A hereto at a purchase price equal to 96.5% of the principal amount thereof (the "Purchase Price").

          (b)   On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, (i) the Company agrees to issue and sell the Additional Notes and (ii) each Initial Purchaser shall have a right, but not the obligation, to purchase, severally and not jointly, its pro rata portion of the Additional Notes from the Company at the Purchase Price. CIBC and UBS may exercise the Initial Purchasers' right to purchase Additional Notes in whole or in part from time to time by giving written notice thereof to the Company at any time prior to or within 30 days after, the Closing Date. Such notice shall specify the aggregate principal amount of Additional Notes to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date, (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Notes are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amount of Additional Notes which bears the same proportion to the total principal amount of Additional Notes to be purchased from the Company as the principal amount of Firm Notes set forth opposite the name of such Initial Purchaser in Schedule A bears to the total principal amount of Firm Notes.

        3.     Terms of Offering. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("Eligible Purchasers"). The Initial Purchasers will offer the Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

        Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Securities constitute "Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the Act (the "Registration Statement") relating to the resale by certain holders of the Securities and to use its reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement. This Agreement, the Indenture, the Notes, and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

        4.     Delivery and Payment.

          (a)   Delivery of, and payment of the Purchase Price for, the Firm Notes shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on November 3, 2004 or at such other time on the same date or such other date as CIBC, UBS and the Company shall agree in writing. The time and date of such delivery and the payment for the Firm Notes are herein called the "Closing Date."

          (b)   Delivery of, and payment for, any Additional Notes to be purchased by the Initial Purchasers shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022 at 9:00 a.m., New York City time, on the date specified in the exercise notice given by CIBC and UBS pursuant to Section 2(b) or such other time on the same or such other date as CIBC, UBS and the Company shall agree in writing. The time and date of delivery and payment for any Additional Notes are hereinafter referred to as an "Option Closing Date."

          (c)   One or more of the Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers, severally and not jointly, of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial

  Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

        5.     Agreements of the Company. The Company hereby agrees with each Initial Purchaser as follows:

          (a)   To advise such Initial Purchaser promptly and, if requested by such Initial Purchaser, to confirm such advice in writing of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction designated by such Initial Purchaser pursuant to Section 5(e), or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws, the Company shall use all reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b)   To furnish such Initial Purchaser and those persons identified by such Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, any documents incorporated by reference therein, and any amendments or supplements thereto, as such Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to such Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, any documents incorporated by reference therein, and any amendments and supplements thereto required pursuant hereto, by such Initial Purchaser in connection with Exempt Resales.

          (c)   During such period as in the reasonable opinion of counsel for such Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by such Initial Purchaser, (i) not to make any amendment or supplement to the Offering Memorandum of which such Initial Purchaser shall not previously have been advised or to which such Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon such Initial Purchaser's reasonable request any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales.

          (d)   If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to such Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to such Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law, and to furnish to such Initial Purchaser and such other persons as such Initial Purchaser may designate such number of copies thereof as such Initial Purchaser may reasonably request.

          (e)   Prior to the sale of all Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with such Initial Purchaser and counsel to such Initial Purchaser in connection with the registration or qualification of the Notes for offer and sale to such Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as such Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f)    So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), it being agreed that all such financial reports will include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year; provided, however, the Company's filing of information specified herein with the Commission by EDGAR shall satisfy this provision with respect to such information.

          (g)   So long as the Notes are outstanding, to furnish to such Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as such Initial Purchaser may reasonably request; provided, however, the Company's filing of information specified herein with the Commission by EDGAR shall satisfy this provision with respect to such information.

          (h)   So long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

          (i)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum, any documents incorporated by reference and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Notes to such Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Notes in The PORTAL Market of the National Association of Securities Dealers, Inc. ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Registration Statement, as set forth in the Registration Rights Agreement, (xi) all expenses and listing fees in connection with the application for listing the Common Stock issuable upon conversion of the Notes on the American Stock Exchange (the "AMEX") and (xii) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

          (j)    To use its reasonable best efforts to effect the inclusion of the Notes in PORTAL and to maintain the listing of the Notes on PORTAL for so long as the Notes are outstanding.

          (k)   To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (l)    To cause the Common Stock issuable upon conversion of the Notes to be duly included for quotation on the AMEX prior to the Firm Closing Date, subject to notice of official issuance. The Company will ensure that such Common Stock remains included for quotation on the AMEX or any other national securities exchange following the Firm Closing Date for so long as any shares of Common Stock remain registered under the Exchange Act.

          (m)  The Company shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (other than the issuance of Common Stock upon conversion of the Notes) or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 90 days after the date hereof without the prior written consent of CIBC and UBS. Notwithstanding the foregoing, during such period (i) the Company may grant securities convertible into or exercisable or exchangeable for Common Stock pursuant to the Company's existing stock option or stock purchase plans or in connection with the granting of options to new hires and (ii) the Company may issue shares of Common Stock upon the conversion or exchange of a convertible or exchangeable security outstanding on the date hereof. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by each of the directors and executive officers of the Company, other than Frank DeLape and Michael Macaluso, to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 90 days after the date hereof, without the prior written consent of CIBC and UBS, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) on the date of such agreement or thereafter acquired, other than Common Stock transferred as a gift or gifts

  (provided that any donee thereof agrees in writing to be bound by the terms thereof). The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by each of Frank DeLape, Michael Macaluso, Olga Marko, Michael Avignon and Timothy J. Till, who are each party to a purchase agreement with the Company pursuant to which the Company will buy shares of Common Stock of the Company held by them, to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 270 days after the date hereof, without the prior written consent of CIBC and UBS, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) on the date of such agreement or thereafter acquired, other than (i) Common Stock to be purchased by the Company pursuant to a Share Purchase Agreement between the Company and such holder, (ii) Common Stock transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms thereof) and (iii) after 180 days from the date hereof, Common Stock up to an aggregate of 25% of the shares of Common Stock owned of record by such holder as of the date hereof.

          (n)   Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Notes under the Act.

          (o)   Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (p)   To comply with all of its agreements set forth in the Registration Rights Agreement.

          (q)   To continue to reserve, free of any preemptive or similar rights, a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion rights of the Notes and issue the shares of Common Stock issuable upon conversion of the Notes.

          (r)   To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

          (s)   To apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Offering Memorandum.

          (v)   Not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.

        6.     Representations, Warranties and Agreements of the Company. As of the date hereof, the Company represents and warrants to, and agrees with, each of the Initial Purchasers that:

          (a)   The Preliminary Offering Memorandum and the Offering Memorandum (including the information incorporated by reference therein, collectively, (the "Incorporated Documents")) do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued. The Incorporated Documents, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

          (b)   Each of the Company and its subsidiaries has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum. The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company, is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company's subsidiaries are as follows: Isolagen Technologies, Inc., a wholly-owned subsidiary of the Company, Isolagen Europe Limited, a wholly-owned subsidiary of Isolagen Technologies, Inc., Isolagen International S.A., a wholly-owned subsidiary of Isolagen Technologies, Inc., and Isolagen Australia Pty Limited, a wholly-owned subsidiary of Isolagen Technologies, Inc.

          (c)   All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights, and there are no restrictions upon the voting or transfer of the Common Stock pursuant to the Company's charter or by-laws or other governing documents or, except as set forth herein, any agreement or other instrument to which the Company is a party or by which it may be bound. The Company has the authorized and outstanding capital stock as set forth in the Offering Memorandum, and there have been no changes in the outstanding capital stock of the Company since the date set forth under the heading "Capitalization" in the Preliminary Offering Memorandum and the Offering Memorandum, except to the extent that certain outstanding options and warrants set forth in the footnotes thereto may have been exercised.

          (d)   All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").

          (e)   This Agreement has been duly authorized, executed and delivered by the Company.

          (f)    The Indenture has been duly authorized by the Company and, when duly executed and delivered by the Company, and assuming the due authority, execution and delivery by the Trustee, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (g)   The Notes have been duly authorized and, when duly executed, delivered and authenticated in accordance with the provisions of the Indenture and when delivered and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h)   The Notes are convertible into Common Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, will conform in all material respects to the description thereof contained in the Offering Memorandum and will be duly authorized for listing on the AMEX, subject to notice of official issuance. The stockholders of the Company or other holders of the Company's securities have no pre-emptive or similar rights with respect to the Notes or the Common Stock issuable upon conversion of the Notes. The certificates evidencing the Common Stock issuable upon conversion of the Notes will be in due and proper legal form.

          (i)    The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, and assuming the due execution and delivery by the Initial Purchasers, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and (iii) the indemnification provisions of Section 5 thereof may be limited by applicable law.

          (j)    Neither the Company nor any of its subsidiaries is in violation of any term or provision of (i) its charter or by-laws or (ii) of any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

          (k)   The execution, delivery and performance of this Agreement and the other Operative Documents by the Company will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, in the case of (iv), which would have a Material Adverse Effect.

          (l)    There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that might result, singly or in the aggregate, in a Material Adverse Effect.

          (m)  The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Notes or the Common Stock issuable upon conversion of the Notes.

          (n)   (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, provided that Isolagen Europe Limited does not require any permits, licenses or other approvals under applicable Environmental Laws to conduct its business; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the CERCLA.

          (o)   In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

          (p)   The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

          (q)   Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the

  U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (r)   Except as described in the Offering Memorandum or in the documents incorporated by reference into the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (s)   The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "Reportable Event" (as defined in 12 ERISA) has occurred with respect to any "Pension Plan" (as defined in ERISA) for which the Company could have any liability.

          (t)    Except as described in the Offering Memorandum or in the documents incorporated by reference into the Offering Memorandum, the Company's board of directors has validly appointed an audit committee whose composition satisfies the requirements of Section 121B(2) of the American Stock Exchange Company Guide. The Company's board of directors and/or the audit committee has adopted a charter that satisfies the requirements of Section 121B(1) of the American Stock Exchange Company Guide. Neither the Company's board of directors nor the audit committee has been informed, nor is any director of the Company aware, of (i) any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in the Company's internal controls; or (ii) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls.

          (u)   The Company has materially complied with, is not in material violation of, and has not received any written notices of violation with respect to, any foreign, federal, state or local statute, law or regulation, including without limitation all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product or product candidate manufactured or distributed by the Company ("Applicable Laws"), or any license, certificate, approval, clearance, authorization, permit, supplement or amendment required by any Applicable Laws ("Authorizations"). The Company possesses all material Authorizations and such material Authorizations are in full force and effect. The Company is, and its products or product candidates are, in compliance in all material respects with all Authorizations and Applicable Laws, including, but not limited to, all laws, statutes, rules, regulations, or orders administered, issued or enforced by the Federal Food and Drug Administration (the "FDA") or any other federal or foreign governmental authority having authority over the Company or any of its products or product candidates ("Governmental Authority"). The Company has not received from the FDA or any other Governmental Authority any notice of adverse findings, regulatory letters, notices of violations, Warning Letters, criminal proceeding notices under Section 305 of the Federal Food, Drug, and Cosmetic Act, or other similar communication from the FDA or other Governmental Authority alleging or asserting material noncompliance with Applicable Laws or any Authorizations, and there have been no seizures conducted or threatened by the FDA or other

  Governmental Authority, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration, safety alerts or similar actions relating to the safety or efficacy of the Company's products conducted, requested or threatened by the FDA or other Governmental Authority relating to the products sold by the Company. The Company has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal, safety alert, "dear doctor" letter, or other similar notice or action relating to the alleged lack of safety or efficacy of any of the Company's products or any alleged product defect or violation, and the Company has no knowledge that any Governmental Authority has initiated, conducted or intends to initiate any such notice or action. The Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other similar action from any Governmental Authority alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding. Each regulatory submission for the Company's products has been filed, cleared and maintained in compliance in all material respects with all Applicable Laws and Authorizations, including without limitation applicable federal statutes, rules, regulations or orders administered or promulgated by the FDA or other Governmental Authority, and all laboratory and clinical studies, and tests that the Company has conducted and is conducting to demonstrate the safety and efficacy of its products and product candidates are in all material respects in compliance with accepted professional scientific standards and all Applicable Laws and Authorizations in all material respects. No filing or submission to the FDA or any other Governmental Authority, intended to be the basis for any Authorization, contains any material omission or material false information or presents data and results from the studies in any manner other than fair, accurate, and complete presentation. The Company is not aware, directly or indirectly of any other studies, tests, trials, presentations, publications or other information that could reasonably call into question the validity, completeness, or accuracy of any study, test, trial, results or data relating to the Company's products or product candidates. Except as described in the Prospectus, the Company has not received any notices or correspondence from any Governmental Authority (including, but not limited to, the FDA) requiring suspension of any studies, tests, or clinical trials conducted by or on behalf of the Company. The Company is not aware of any facts which are reasonably likely to cause (A) the nonapproval or non-clearance, withdrawal, or recall of any products sold or intended to be sold by the Company, or (B) a suspension or revocation of any of the Company's Authorizations. The Company has not received notice (whether complete or pending) of any proceeding seeking recall, suspension or seizure of any products or product candidates sold or proposed to be sold by the Company.

          (v)   Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and given all notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including without limitation the receipt of any notice from any authority or governing body) that allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the

  Company or any of its subsidiaries, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (w)  Except as otherwise described in the Offering Memorandum, the Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

          (x)   The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business. Neither the Company nor any of its subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

          (y)   There is no document, contract or other agreement required to be described in the Preliminary Offering Memorandum, the Offering Memorandum or the Incorporated Documents which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Preliminary Offering Memorandum or Offering Memorandum accurately reflects in all respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Preliminary Offering Memorandum or Offering Memorandum or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company's knowledge, any other party to such agreement is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

          (z)   No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Preliminary Offering Memorandum or the Offering Memorandum or in the documents incorporated by reference into the Preliminary Offering Memorandum or the Offering Memorandum. The Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension or credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act (the "Sarbanes-Oxley Act").

          (aa) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

          (bb) The Company and each of its subsidiaries has timely filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

          (cc) The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act); the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

          (dd) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Offering Memorandum; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

          (ee) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Offering Memorandum or otherwise disclosed in writing to the Initial Purchasers.

          (ff)  The accountants BDO Seidman LLP and Pannell Kerr Forster of Texas, P.C., that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum, are independent public accountants with respect to the Company, as required by the Act and the Exchange Act and are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002.

          (gg) The historical financial statements, together with related schedules and notes forming part of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated or incorporated by reference in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved; and the other financial and statistical information and data set forth or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. There are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company's knowledge, a material future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

          (hh) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (ii)   There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any registration statement.

          (jj)   Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (kk) No "nationally recognized statistical rating organization" as such term is defined for the purpose of Rule 436(g)(1) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of the Company or any securities of the Company.

          (ll)   Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries, (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, (iv) neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a Material Adverse Effect; and (v) since the date of the latest consolidated balance sheet included in the Preliminary Offering Memorandum and the Offering Memorandum, except as reflected therein, neither the Company nor any of its subsidiaries has (A) issued any securities other than the issuance of securities pursuant to the exercise of options granted under stock option plans or agreements existing prior to the date of the latest consolidated balance sheet included in the Preliminary Offering Memorandum and the Offering Memorandum, (B) entered into any material transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

          (mm) The books, records and accounts of each of the Company and each of its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries, as applicable. Each of the Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principals and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (nn) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (oo) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (pp) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, or any of its representatives (other than the Initial Purchaser, as to whom the Company makes no representation) in connection with the offer and sale of the Notes contemplated hereby, including without limitation articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (qq) The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in, or that has constituted or that might reasonably be expect to constitute, the stabilization or manipulation of the price of the Common Stock.

          (rr)  Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

          (ss)  No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (tt)  Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

        The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

        7.     Initial Purchasers' Representations and Warranties. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company:

          (a)   Such Initial Purchaser is either a qualified institutional buyer as defined in Rule 144A under the Act (a "QIB"), with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Notes.

          (b)   Such Initial Purchaser (A) is not acquiring the Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Securities only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

          (c)   Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Securities pursuant hereto, including without limitation articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d)   Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, Eligible Purchasers. Such Initial Purchaser further agrees that it will offer to sell the Securities only to, and will solicit offers to buy the Securities only from, Eligible Purchasers that such Initial Purchaser reasonably believes are QIBs, that agree that (A) the Securities purchased by them may be offered, resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Securities, only (I) to a person whom the seller reasonably believes is a QIB acquiring for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (ii) pursuant to an exemption from registration under the Act provided by Rule 144 thereunder (if available), (iii) pursuant to an exemption from registration under the Act (if available) or (iv) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of the United States or other jurisdictions and (B) such Eligible Purchasers will deliver to each person to whom such Securities or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e)   Such Initial Purchaser acknowledges that the Company, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and each Initial Purchaser hereby consents to such reliance.

        8.     Indemnification.

          (a)   The Company agrees to indemnify and hold harmless each Initial Purchaser, its respective directors and officers and each person, if any, who controls such Initial Purchaser (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including without limitation any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering

  Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished in writing to the Company by such Initial Purchaser.

          (b)   Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company to such Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum; provided, however, that in no case shall such Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser.

          (c)   In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as they are incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c) but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties, and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by CIBC and UBS, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

          (d)   To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (after Initial Purchasers' discounts or commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Securities, in each case as set forth on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Securities purchased by each of the Initial Purchasers hereunder and not joint.

          (e)   The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

        9.     Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Firm Notes under this Agreement on the Closing Date and the Additional Notes, if any, on any Option Closing Date are subject to the satisfaction of each of the following conditions:

          (a)   All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date, or on each Option Closing Date, if any, with the same force and effect as if made on and as of the Closing Date or on each Option Closing Date, if any.

          (b)   On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including without limitation the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for the purpose of Rule 436(g)(i) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c)   Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto after the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries, (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, and (iv) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with their respective assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that, in case of any event described in the foregoing clause (i), (ii), (iii) or (iv), would have a Material Adverse Effect the effect of which, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

          (d)   The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date, and on an Option Closing Date, if any, dated such Option Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(ll), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date or Relevant Option Closing Date, as the case may be.

          (e)   The Initial Purchasers shall have received on the Closing Date and on an Option Closing Date, if any, from Dilworth Paxson LLP, counsel for the Company, an opinion, addressed to the

  Initial Purchasers and dated such Closing Date or Option Closing Date, as applicable, and stating in effect that:

            (i)    The Company and its U.S. Subsidiary (defined as Isolagen Technologies, Inc., a Delaware corporation) have been duly organized and are each validly existing as corporations in good standing under the laws of the State of Delaware. Each of the Company and its U.S. Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

            (ii)   Each of the Company and its U.S. Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Preliminary Offering Memorandum and Offering Memorandum, except where the absence of such corporate power and authority, individually or in the aggregate, would not have a Material Adverse Effect. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Securities.

            (iii)  The authorized, issued and outstanding capital stock of the Company is as set forth in the Preliminary Offering Memorandum and Offering Memorandum under the caption "Capitalization" as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or, to the Company's knowledge, other similar right. To such counsel's knowledge, except as disclosed in the Preliminary Offering Memorandum and Offering Memorandum, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. To such counsel's knowledge, there are no persons with registration rights or other similar rights to have any securities registered under the Securities Act, it being understood that the Company has filed a Registration Statement on Form S-1 with the Commission (No. 333-108769).

            (iv)  The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

            (v)   The Common Stock to be issued upon conversion of the Notes has been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and non-assessable. The issuance of the Common Stock is not subject to any preemptive or other similar rights of any securityholder of the Company. To such counsel's knowledge, except as disclosed in the Preliminary Offering Memorandum or Offering Memorandum, there are no preemptive or, to counsel's knowledge, other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's Certificate of

    Incorporation or By-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound.

            (vi)  All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Purchase Agreement and the issuance and sale of the Securities. This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            (vii) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Firm Shares and the Company Option Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any Subsidiary is a party or by which either the Company or any Subsidiary or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel has knowledge or violate any provision of the charter or by-laws of the Company or the U.S. Subsidiary.

            (viii) No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement expressly contemplated by the provisions thereof.

            (ix)  The Preliminary Offering Memorandum and Offering Memorandum comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Preliminary Offering Memorandum and Offering Memorandum and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

            (x)   To such counsel's knowledge, there is no any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

            (xi)  Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms.

            (xii) The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

            (xiii) The statements in the Offering Memorandum under the captions "Description of the Notes," "Description of Capital Stock" and "Plan of Distribution," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters. All contracts and other documents required to be described in the Preliminary Offering Memorandum and Offering Memorandum are fairly described in the Preliminary Offering Memorandum and Offering Memorandum.

            (xiv) (A) To such counsel's knowledge, each of the Company and its U.S. Subsidiaries is in compliance in all material respects with all applicable Environmental Laws; (B) none of the Company or its U.S. Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its U.S. Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, leased or occupied by the Company or its U.S. Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

            (xv) The statements in the Offering Memorandum under the caption "Certain Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize the matters referred to therein in all material respects.

            (xvi) Assuming (i) each Initial Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A of the Act and (ii) the accuracy of the representations and warranties and compliance with the agreements of the Company in Section 6(pp) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with Section 7 of the Purchase Agreement and the Offering Memorandum to register the Securities under the Act, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any of the Notes or the Common Stock issuable upon conversion of any of the Notes.

        To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Initial Purchasers as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Initial

Purchasers and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Initial Purchasers and counsel for the Initial Purchasers.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Initial Purchasers and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Preliminary Offering Memorandum and Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum and Offering Memorandum (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Preliminary Offering Memorandum and Offering Memorandum contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Preliminary Offering Memorandum and Offering Memorandum or (ii) any document incorporated by reference in the Preliminary Offering Memorandum and Offering Memorandum contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f)    The Initial Purchasers shall have received on the Closing Date and on an Option Closing Date, if any, from Baker & McKenzie, counsel for the Company in the United Kingdom, an opinion, addressed to the Initial Purchasers and dated on the Closing Date or Option Closing Date, as applicable, and stating in effect that:

            (i)    Isolagen Europe Limited, a wholly-owned subsidiary of Isolagen Technologies, Inc., a wholly-owned subsidiary of the Company, ("Isolagen Europe") is a company duly incorporated under the laws of England and Wales as a private limited liability company and is in good standing; by "good standing" (a phrase which has no recognised meaning under English law) such counsel means that Isolagen Europe has, according to the documents on the file of Isolagen Europe in the custody of the Registrar, been in continuous and unbroken existence since the date of its incorporation and no action is currently being taken by the Registrar for striking Isolagen Europe off the register and dissolving it as defunct, and as far as the Registrar is aware Isolagen Europe is not in liquidation or subject to an administration order and no receiver or manager of Isolagen Europe's property has been appointed.

            (ii)   Isolagen Europe has corporate power under its memorandum of association to carry on business as a general commercial company and to own property for the purposes of such business.

            (iii)  The authorised share capital of Isolagen Europe consists of 1000 ordinary shares of £1 each, of which 1 has been issued; all of such shares have been duly authorised and (in the case of the issued share) has been validly issued and is fully paid.

            (iv)  The issued share in the capital of Isolagen Europe is registered in the name of Isolagen Technologies, Inc.

          (g)   The Initial Purchasers shall have received on the Closing Date and on an Option Closing Date, if any, from Baker & McKenzie, Zurich, counsel for the Company in Switzerland, an opinion, addressed to the Initial Purchasers and dated on the Closing Date or Option Closing Date, as applicable, and stating in effect that:

            (i)    Isolagen International S.A., a wholly-owned subsidiary of Isolagen Technologies, Inc., a wholly-owned subsidiary of the Company, has been duly organized and is validly existing as a corporation in good standing under the laws of Switzerland.

            (ii)   Isolagen International S.A. is duly qualified to transact business in Switzerland and has all requisite corporate power and authority under Swiss law to own, lease and operate its properties and to conduct its business to the extent described in the Preliminary Offering Memorandum or Offering Memorandum and as now being purportedly conducted based on the public documents examined and listed in the opinion.

            (iii)  According to the excerpt from the commercial register of the Canton of Neuchâtel and the confirmation of the Debt Collection Authority of Neuchâtel, no debt collection or bankruptcy proceedings have been initiated against Isolagen International S.A. nor has there been any commencement of any voluntary winding-up proceedings in respect of Isolagen International S.A.

          (h)   The Initial Purchasers shall have received on the Closing Date and on an Option Closing Date, if any, from Baker & McKenzie, counsel for the Company in Australia, an opinion, addressed to the Initial Purchasers and dated on the Closing Date or an Option Closing Date, as applicable, and stating in effect that:

            (i)    Isolagen Australia Pty Limited, a wholly-owned subsidiary of Isolagen Technologies, Inc., a wholly-owned subsidiary of the Company ("Isolagen Technologies Australia") has been duly organised and is validly existing as a corporation under the laws of Australia.

            (ii)   Isolagen Technologies Australia is duly qualified under the terms of its constitution to transact business in Australia.

            (iii)  Isolagen Technologies Australia has all requisite corporate power subject to Australian law to own, lease and operate its properties and to conduct its business as now being purportedly conducted and as described in the Preliminary Offering Memorandum and Offering Memorandum.

            (iv)  Isolagen Technologies Australia is licensed to manufacture Therapeutic Goods within the meaning of the Therapeutic Goods Act 1989 (Commonwealth).

          (i)    The Initial Purchasers shall have received on the Closing Date and on an Option Closing Date, if any, from Kleinfeld, Kaplan and Becker, LLP, FDA regulatory counsel to the Company, an opinion, addressed to the Initial Purchasers and dated the Closing Date or an Option Closing Date, as applicable, and stating in effect that, based upon review of documents provided by the Company:

            (i)    The Offering Memorandum in all material respects adequately and accurately describes the legal status of the Company and its product candidates and the legal requirements under the Federal Food, Drug and Cosmetic Act and the rules, regulations and guidances promulgated thereunder applicable to the Company, its manufacturing operations and/or its product candidates and for obtaining and maintaining FDA approval to commercialize its products in the United States.

            (ii)   Counsel is not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the FDA, in which the Company or any of its officers or directors, in their capacity as such, is or would be the defendant or respondent, except as described in the

    Prospectus, and, without an independent inquiry, counsel is not aware of any lawsuit or regulatory proceeding, pending or threatened, by federal regulatory authorities in which the Company is or would be the defendant or respondent, except as described in the Offering Memorandum.

            (iii)  The statements in the Offering Memorandum under the captions "Risk Factors—Obtaining FDA and other regulatory approvals is complex, time consuming and expensive, and the outcomes are uncertain," "Our Failure to comply with extensive governmental regulation may significantly affect our operating results," and the statements in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003 under the caption "Business—Government Regulation—Domestic Regulation,—FDA Approval Process,—Ongoing FDA Requirements," incorporated by reference into the Offering Memorandum, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

          (j)    The Initial Purchasers shall have received on the Closing Date and on an Option Closing Date, if any, from Fish & Richardson PC, intellectual property counsel for the Company, an opinion, addressed to the Initial Purchasers and dated the Closing Date or an Option Closing Date, as applicable, and substantively stating in effect that:

            (i)    Representatives of the Company have reported to such counsel that the description of the Isolagen Process in the Offering Memorandum is correct. Inasmuch as the process must produce fibroblasts that are substantially free of immunogenic proteins to fall within the Company's patent claims, that is, to be "proprietary", such counsel inquired about that aspect, and a representative of the Company reported that fibroblasts shipped to physicians are in fact substantially free of immunogenic proteins.

            (ii)   To the best of such counsel's knowledge, the intellectual property "Risk Factors" in the Offering Memorandum, to the extent they constitute matters of law, summarize legal matters, or present legal conclusions fairly and correctly present the risks generally with respect to one's own patents and possible patents of others. To the best of such counsel's knowledge, the statements in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003 under the caption "Business-Intellectual Property," incorporated by reference into the Offering Memorandum, to the extent that they constitute matters of law, summarize legal matters or legal conclusions, are correct in all material respects and fairly and correctly presents the uncertainties associated with one's own patents and trade secrets and the uncertainties regarding patents of others.

            (iii)  To the best of such counsel's knowledge, there is no pending or threatened legal or governmental proceeding relating to patent rights, trade secrets, trademarks, service marks or know-how of the Company and its Subsidiaries, nor any allegations of infringement relating thereto by any person.

            (iv)  To the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or know-how of any persons. To the best of such counsel's knowledge, no person is infringing any patent, trademark, service mark, trade secret, copyright or know-how of the Company or any of its Subsidiaries.

            (v)   With respect to the Company's proposed businesses of repair of skin defects, repair of vocal cord defects, and repair of urinary defects, to the best of such counsel's knowledge, the Company and its Subsidiaries do not lack patent license rights under existing patents that are needed to practice the Isolagen Process for such applications, or trademark, service mark, trade secret or know-license rights for that purpose.

            (vi)  Such counsel is not aware of prior art references that have caused such counsel to conclude that any Company Patent is invalid. Further, such counsel has no information that has caused such counsel to believe that the Company's Patents would be unenforceable. To the best of such counsel's knowledge, there are no asserted or unasserted claims of any person relating to the scope or ownership of any of the Company's Patents or to the ownership of the Company's Applications. Such counsel is not aware of any lien against any of these Patents and Applications, based on such counsel's review of the United States Patent and Trademark Office assignment records on-line database. To the best of such counsel's knowledge, there are no invalidating defects in the preparation or filing of the Applications. Applications that such counsel is prosecuting for the Company are being prosecuted diligently at the Company's direction, and none is either abandoned or rejected finally, that is, subject only to appeal. To the best of such counsel's knowledge, the Company is listed in the records of the U.S. Patent and Trademark Office and foreign patent offices as sole assignee of its Patents and Applications.

            (vii) Except for patent applications recently purchased, whose prosecution such counsel is only now beginning to undertake and as to which such counsel is therefore not yet in a position to evaluate, nothing has come to such counsel's attention that leads such counsel to believe that any of the Company's patent Applications will not eventuate in an issued patent or that the issued patent will not be valid or will not afford the Company and its Subsidiaries patent protection described by the claims therein.

            (viii) Nothing has come to such counsel's attention to cause such counsel to believe that any license the Company may have was not duly executed or is not validly binding in accordance with its terms or that the Company is in default of any material provision thereof.

            (ix)  With respect to Patents such counsel has obtained and with respect to Applications such counsel is prosecuting, such counsel has requested from the Company all pertinent prior art references known to the Company, and such counsel has disclosed to the U.S. Patent and Trademark Office all such references of which such counsel has been made aware. Such counsel has no information which would indicate that not all such references have been disclosed to such counsel and cited to the U.S. Patent and Trademark Office.

            (x)   Such counsel has filed for the Company an "intent-to-use" U.S. trademark application and an "intent-to-use" U.S. service mark application for the mark ISOLAGEN. To the best of such counsel's knowledge, there are no asserted or unasserted claims of any person relating to the scope or ownership of either ISOLAGEN mark, no liens have been filed against either application, and there were no invalidating defects of form in the preparation or filing of the applications.

            (xi)  Nothing has come to such counsel's attention to cause such counsel to believe that any trade secret the Company may have is not being protected adequately.

            (xii) Nothing has come to our attention to cause such counsel to believe that any agreement between the Company and any of its employees, consultants or other advisors respecting trade secrets is not valid, binding and enforceable according to its terms.

            To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to you as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to you.

          (k)   All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and their counsel and the Initial Purchasers shall have received from Latham & Watkins LLP a favorable opinion, addressed to the Initial Purchasers and dated the Closing Date or an Option Closing Date, as applicable, with respect to the Securities, the Purchase Agreement, the Registration Rights Agreement and the Indenture, and such other related matters as CIBC and UBS may reasonably request, and the Company shall have furnished to Latham & Watkins LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (l)    The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date and each Option Closing Date, if any, letters dated the date hereof or the Closing Date or an Option Closing Date, as the case may be, from BDO Seidman LLP and Pannell Kerr Forster of Texas, P.C., independent public accountants, in form and substance satisfactory to CIBC and UBS containing the information and statements of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (m)  The Notes shall have been approved by the National Association of Securities Dealers, Inc. for trading and duly listed in PORTAL.

          (n)   The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

          (o)   The Company shall have executed the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company.

          (p)   The Company shall not have failed at or prior to the Closing Date or each Option Closing Date, if any, as the case may be, to perform or comply with all of the agreements contained herein and required to be performed or complied with by the Company at or prior to the Closing Date or Option Closing Date, as the case may be.

          (q)   On or before the Closing Date, the Company shall have purchased up to 2,000,000 shares of Common Stock of the Company from each of Frank DeLape, Michael Macaluso, Olga Marko, Michael Avignon and Timothy J. Till pursuant to stock purchase agreements entered into with the Company.

        10.   Effectiveness of Agreement and Termination.

          (a)   This Agreement may be terminated at any time on or prior to the Closing Date by CIBC and UBS by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the judgment of CIBC and UBS, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the AMEX or limitation on prices for securities or other instruments on any such exchange or the AMEX, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in your judgment has had, or will have, a Material Adverse Effect, (v) the declaration of a banking moratorium by either federal or New York state authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States.

          (b)   If on the Closing Date or an Option Closing Date, if any, as the case may be, an Initial Purchaser shall fail or refuse to purchase the Notes that it has agreed to purchase hereunder on such date and the aggregate principal amount of the Notes that such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes to be purchased on such date by all Initial Purchaser, the non-defaulting Initial Purchaser shall be obligated to purchase the Notes that such defaulting Initial Purchaser agreed but failed or refused to purchase on such date; provided, however, that in no event shall the aggregate principal amount of the Notes that any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Notes without the written consent of such Initial Purchaser. If on the Closing Date, or an Option Closing Date, if any, as the case may be, an Initial Purchaser shall fail or refuse to purchase the Notes and the aggregate principal amount of the Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Notes to be purchased by the Initial Purchaser and arrangements satisfactory to the Initial Purchaser and the Company for purchase of such the Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Initial Purchaser and the Company. In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, or such Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

        11.   Miscellaneous.

          (a)   Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company to Isolagen, Inc., 2500 Wilcrest, 5th Floor, Houston, Texas 77042, Attention: Robert Bitterman, with a copy to Susan Stranahan Ciallella, Dilworth Paxson LLP, 3200 Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19103 and (ii) if to the Initial Purchasers, to CIBC World Markets Corp., 2460 Sand Hill Road, Suite 300, Menlo Park, CA 94025, Attention: Michael Fekete and to UBS Securities LLC, 299 Park Avenue, New York, New York 10171 Attention: Daniel Klausner, in each case with a copy to Patrick A. Pohlen and William C. Davisson III, Latham & Watkins LLP, 135 Commonwealth Drive, Menlo Park, California 94025, in any case to such other address as the person to be notified may have requested in writing.

          (b)   The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect and will survive delivery of and payment for the Securities regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of the Agreement.

          (c)   If for any reason the Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10(b)), the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i). The Company also agrees to reimburse the Initial Purchasers and the officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          (d)   Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any Initial Purchaser merely because of such purchase.

          (e)   No failure or delay on the part of the Company or any Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or any Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and each of CIBC and UBS. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or CIBC and UBS from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          (f)    This Agreement shall be governed and construed in accordance with the laws of the State of New York, including without limitation, Section 5-1401 of the New York General Obligations Law.

          (g)   Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Initial Purchasers or any indemnified party. Each of the Initial Purchasers and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          (h)   This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

[Signature Page Follows]

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers by signing in the space provided below.

Very truly yours,
ISOLAGEN, INC.
By:
				Name:	Robert J. Bitterman
				Title:	President and Chief Executive Officer
CIBC WORLD MARKETS CORP.
By:	CIBC WORLD MARKETS CORP.
By:
	Name:	Michael Fekete
	Title:	Managing Director
UBS SECURITIES LLC
By:	UBS SECURITIES LLC
By:
	Name:	Kevin Sheridan
	Title:	Director
By:
Name:
Title:
ADAMS, HARKNESS & HILL, INC.
By:
Name:
Title:

SCHEDULE A

Initial Purchaser	Principal Amount of Notes
CIBC World Markets Corp.	$35,625,000.00
UBS Securities LLC	$35,626,000.00
Adams Harkness, Inc.	$3,750,000.00
Total	$75,000,000.00

A-1

EXHIBIT A
Form of Registration Rights Agreement

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SCHEDULE A
EXHIBIT A Form of Registration Rights Agreement